UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2014

WORLD MOTO, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54694	77-0716386
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

131 Thailand Science Park INC-1 #214	N/A
Phahonyothin Road
Klong1, Klong Luang
Pathumthani 12120 Thailand
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 840-8781

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.               Entry into a Material Definitive Agreement

Securities Purchase Agreement

On April 4, 2014, World Moto Inc., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with certain accredited investors (the “Investors”) pursuant to which the Investors purchased debentures (the “Initial Debentures”) in the aggregate principal amount of $543,378 for a purchase price of $500,000 (8% original issue discount). Upon the effectiveness of a registration statement to be filed by the Company in connection therewith, the Investors will purchase additional debentures (the “Second Debentures”, together with the Initial Debentures, the “Debentures”) in the aggregate principal amount of $543,378 for a purchase price of $500,000 (8% original issue discount), for a total aggregate principal amount of $1,086,756 for the aggregate purchase price of $1,000,000 (8% original issue discount).

The Agreement provides for a right of participation with respect to any future sales of the Company’s securities during the time that the Debentures remain outstanding. The right of participation allows the Investors to participate in an amount up to 30% of the proposed offering. The Agreement also includes customary representations, warranties and covenants of the Company and the Investors made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Agreement and are not intended to provide factual, business, or financial information about the Company and the Investors. In addition, the Company agreed to indemnify the Investors and their affiliates from any losses incurred by the Investors relating to any breaches of a representation or warranty by the Company or related to the transactions contemplated by the Agreement.

Pursuant to the terms of the Agreement, the Company agreed to reimburse the Investors for attorney’s fees in the amount of $20,000 and reimburse Aegis Capital Corp. (Aegis”) in the amount of $10,000 for due diligence expenses. Aegis has acted as exclusive placement agent in connection with the sale of the Debentures and will be paid a cash commission of 7.5% of the gross proceeds and an equity commission (the “Equity Commission”) of 7.5% of the aggregate principal amount of the gross receipts on an as-converted basis as of each closing date, as applicable, at 150% of the applicable conversion price.

Debentures

On April 4, 2014, the Company entered into the Initial Debentures with the Investors in the aggregate principal amount of $543,378 for a purchase price of $500,000 (8% original issue discount). The Debentures accrue interest at the rate of 12% annually and have a maturity date of April 4, 2015. The Company is obligated to make amortization payments beginning on the six month anniversary of the issuance date of the Debentures and continuing monthly thereafter. The Debentures are convertible into shares of common stock of the Company at any time at the discretion of the Investors at a conversion price equal to the lesser of (i) $0.10 or (ii) 70% of the lowest traded price per share of the common stock during the twenty five (25) trading days prior to the date of conversion.

The conversion price of the Debentures is subject to full ratchet anti-dilution protection upon the occurrence of stock dividends, stock splits, sales of securities of the Company, rights offerings, certain pro rata distributions or a certain fundamental transactions as defined in the Debentures. The Company also has a right of redemption with respect to some or all of the outstanding principal balance under the Debentures.

The Debentures include customary events of default, such as defaults in payment, breaches of covenants or agreements, or changes in control. Upon the occurrence of an event of default, the outstanding principal and interest (which shall accrue at 18% per annum after the event of default) under the Debentures will be due and shall also be convertible at the lesser of the conversion price and 60% of the volume weighted average price (“VWAP”) for the five (5) trading days in the preceding twenty (20) trading days that have the lowest VWAP during such period.

Registration Rights Agreement

On April 4, 2014, the Company entered into the Registration Rights Agreement (the “Rights Agreement”) with the Investors pursuant to which the Company agreed to register an amount of shares of common stock of the Company equal to 125% of the shares of common stock issuable upon conversion of the Debentures (the “Registrable Securities”). The Company is required to file a registration statement with the SEC to register the Registrable Securities by May 19, 2014 (the “Filing Deadline”) and have the registration statement declared effective by the SEC within on hundred (100) days of the Filing Deadline (the “Effectiveness Deadlines”).

If the Company fails to meet the Filing Deadline or the Effectiveness Deadline, or if the registration statement ceases or fails to remain effective for the requisite time, the Company is required to pay liquidated damages equal to 1% of the aggregate purchase price paid by the Investors pursuant to the Agreement on a monthly basis, until the expiration of the Effectiveness Deadline. The liquidated damages may not exceed 10% of the purchase price paid by the Investors, in the aggregate.

The parties to the Rights Agreement also agreed, among other things, to indemnify each other for losses that may arise based on untrue statements that may be included in a registration statement and certain other fees and expenses that the parties may incur in connection therewith. The Company will pay all expenses relating to the filing of the registration statement.

Security Agreement

In connection with the Company’s obligations under the Debentures, on April 4, 2014, the Company entered into a Security Agreement with Dominion Capital LLC (“Dominion”), as collateral agent on behalf of the Investors, pursuant to which the Company granted a lien on all assets of the Company (the “Collateral”) for the benefit of the Investors, to secure the Company’s obligations under the Debentures. In the event of a default as defined in the Debentures, Dominion or the Investors may, among other things, collect or take possession of the Collateral, proceed with the foreclosure of the security interest in the Collateral or sell, lease or dispose of the Collateral.

The foregoing descriptions are qualified in their entirety by reference to the Agreement, Form of Debenture, Form of Rights Agreement and Form of Security Agreement filed as Exhibits 10.1, 10.2, 10.3 and 10.4 attached hereto and incorporated herein by reference. A copy of the press release issued by the Company in connection with its entry into such agreements is included as Exhibit 99.1 attached hereto.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K (the “Report”), which disclosure is incorporated herein by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02               Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of the Report, which disclosure is incorporated herein by reference.

The issuance of the Debentures and Equity Commission are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act’), pursuant to the exemption for transactions by an issuer not involved in any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”). The Company made this determination based on the representations of the Investors and Aegis that they are “accredited investors” within the meaning of Rule 501 of Regulation D and have access to information about the Company and their investment.

This Report is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities have not been registered under the Securities Act and may not be offered or sold in the United State of America absent registration or an exemption from registration under the Securities Act.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01.               Financial Statements and Exhibits.

(d)               Exhibits

Exhibit No.	Exhibit Description

10.1	Securities Purchase Agreement, dated April 4, 2014, between the Company and the Investors
10.2	Form of Debenture
10.3	Form of Registration Rights Agreement
10.4	Form of Security Agreement
99.1	Press Release, dated April 7, 2014

The information set forth in Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute “forward-looking statements” defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD MOTO, INC.

Date: April 7, 2014	By:	/s/ Paul Giles
Paul Giles, Chief Executive Officer